Schedule of Investments (unaudited)
July 31, 2026
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 ClearBridge Large Cap Value Fund

(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 99.1%
Communication Services — 3.1%
Interactive Media & Services — 2.4%
Alphabet Inc., Class A Shares	98,563	$35,101,241
Meta Platforms Inc., Class A Shares	40,069	22,306,813
Total Interactive Media & Services		57,408,054
Wireless Telecommunication Services — 0.7%
T-Mobile US Inc.	106,800	18,445,428

Total Communication Services		75,853,482
Consumer Discretionary — 9.4%
Broadline Retail — 5.8%
Amazon.com Inc.	518,700	140,868,546 *
Hotels, Restaurants & Leisure — 1.1%
Booking Holdings Inc.	140,000	27,006,000
Specialty Retail — 2.5%
Home Depot Inc.	92,131	30,583,807
O’Reilly Automotive Inc.	326,350	29,159,372 *
Total Specialty Retail		59,743,179

Total Consumer Discretionary		227,617,725
Consumer Staples — 2.4%
Beverages — 1.1%
Coca-Cola Co.	292,400	25,611,316
Household Products — 1.3%
Procter & Gamble Co.	227,300	32,842,577

Total Consumer Staples		58,453,893
Energy — 6.1%
Oil, Gas & Consumable Fuels — 6.1%
ConocoPhillips	420,818	50,700,153
Enterprise Products Partners LP	1,226,668	46,674,717
ExxonMobil Holdings Corp.	320,500	49,818,520

Total Energy		147,193,390
Financials — 21.6%
Banks — 8.1%
Bank of America Corp.	855,174	52,978,029
JPMorgan Chase & Co.	314,655	110,692,483
PNC Financial Services Group Inc.	133,700	33,407,619
Total Banks		197,078,131
Capital Markets — 2.5%
Charles Schwab Corp.	568,368	59,815,048
Consumer Finance — 2.8%
American Express Co.	106,947	35,960,929
Capital One Financial Corp.	150,350	31,424,653
Total Consumer Finance		67,385,582
Financial Services — 3.5%
Berkshire Hathaway Inc., Class B Shares	95,336	48,768,177 *
Visa Inc., Class A Shares	98,668	36,125,315
Total Financial Services		84,893,492
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
July 31, 2026
 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value

Insurance — 4.7%
Marsh & McLennan Cos. Inc.	218,612	$41,468,510
Progressive Corp.	82,304	17,400,712
Travelers Cos. Inc.	147,960	55,390,306
Total Insurance		114,259,528

Total Financials		523,431,781
Health Care — 17.6%
Health Care Equipment & Supplies — 1.0%
Becton Dickinson & Co.	144,746	23,972,832
Health Care Providers & Services — 6.0%
CVS Health Corp.	585,100	61,101,993
McKesson Corp.	46,658	39,948,113
UnitedHealth Group Inc.	106,213	44,014,667
Total Health Care Providers & Services		145,064,773
Life Sciences Tools & Services — 3.4%
Thermo Fisher Scientific Inc.	96,952	55,679,534
Waters Corp.	71,869	27,116,892 *
Total Life Sciences Tools & Services		82,796,426
Pharmaceuticals — 7.2%
AstraZeneca PLC	136,550	23,164,342
Haleon PLC, ADR	3,117,021	30,764,997
Johnson & Johnson	354,301	90,825,062
Roche Holding AG, ADR	527,200	28,822,024
Total Pharmaceuticals		173,576,425

Total Health Care		425,410,456
Industrials — 11.4%
Aerospace & Defense — 2.8%
Honeywell Aerospace Inc.	76,000	15,712,240 *
RTX Corp.	244,232	52,563,611
Total Aerospace & Defense		68,275,851
Commercial Services & Supplies — 0.8%
Veralto Corp.	198,846	18,725,328
Electrical Equipment — 1.0%
Eaton Corp. PLC	56,600	23,500,320
Ground Transportation — 2.1%
XPO Inc.	252,943	50,833,955 *
Industrial Conglomerates — 0.7%
Honeywell International Inc.	74,100	18,010,005
Machinery — 4.0%
Deere & Co.	76,186	45,153,156
Parker-Hannifin Corp.	53,371	52,118,383
Total Machinery		97,271,539

Total Industrials		276,616,998
Information Technology — 17.0%
Communications Equipment — 1.6%
Motorola Solutions Inc.	92,692	40,390,539
Semiconductors & Semiconductor Equipment — 7.4%
Broadcom Inc.	102,132	39,757,945
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2026 Quarterly Report

 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Semiconductors & Semiconductor Equipment — continued
	Intel Corp.	466,969	$42,120,604 *
	Microchip Technology Inc.	465,043	34,548,044
	NVIDIA Corp.	124,800	25,053,600
	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	92,000	37,191,000
Total Semiconductors & Semiconductor Equipment			178,671,193
Software — 2.1%
	Microsoft Corp.	109,158	50,727,906
Technology Hardware, Storage & Peripherals — 5.9%
	Apple Inc.	460,200	142,160,382

Total Information Technology			411,950,020
Materials — 6.9%
Chemicals — 5.3%
	Air Products & Chemicals Inc.	188,971	55,725,658
	Linde PLC	75,900	36,309,042
	Sherwin-Williams Co.	107,006	36,472,995
Total Chemicals			128,507,695
Construction Materials — 1.6%
	Martin Marietta Materials Inc.	72,467	38,055,321

Total Materials			166,563,016
Utilities — 3.6%
Multi-Utilities — 3.6%
	Sempra	423,815	37,528,818
	WEC Energy Group Inc.	458,647	50,185,155

Total Utilities			87,713,973
Total Investments before Short-Term Investments (Cost — $1,400,659,587)			2,400,804,734
	Rate
Short-Term Investments — 0.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.559%	10,541,639	10,541,639 (a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	3.646%	10,541,639	10,541,639 (a)(b)

Total Short-Term Investments (Cost — $21,083,278)			21,083,278
Total Investments — 100.0% (Cost — $1,421,742,865)			2,421,888,012
Other Assets in Excess of Liabilities — 0.0%††			400,810
Total Net Assets — 100.0%			$2,422,288,822

††	Represents less than 0.1%.
*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2026, the total market value of investments in Affiliated Companies was $10,541,639 and the cost was $10,541,639 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Large Cap Value Fund 2026 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,400,804,734	—	—	$2,400,804,734
Short-Term Investments†	21,083,278	—	—	21,083,278
Total Investments	$2,421,888,012	—	—	$2,421,888,012

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended July 31, 2026. The following transactions were effected in such company for the period ended July 31, 2026.

	Affiliate Value at October 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$23,674,867	$269,200,512	269,200,512	$282,333,740	282,333,740

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2026
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$474,304	—	$10,541,639

ClearBridge Large Cap Value Fund 2026 Quarterly Report